UNITED STATES COMMODITY FUNDS LLC

 General Partner of the United States Diesel-Heating Oil Fund, LP

March 26, 2013

Dear United States Diesel-Heating Oil Fund, LP Investor,

Enclosed with this letter is your copy of the 2012 financial statements for the United States Diesel-Heating Oil Fund, LP (ticker symbol “UHN”). We have mailed this statement to all investors in UHN who held shares as of December 31, 2012 to satisfy our annual reporting requirement under federal commodities laws. In addition, we have enclosed a copy of the current UHN Privacy Policy. Additional information concerning UHN’s 2012 results may be found by referring to UHN’s Annual Report on Form 10-K (the “Form 10-K”), which has been filed with the U.S. Securities and Exchange Commission (the “SEC”). You may obtain a copy of the Form 10-K by going to the SEC’s website at www.sec.gov, or by going to UHN’s own website at www.unitedstatesdieselheatingoilfund.com. You may also call UHN at 1-800-920-0259 to speak to a representative and request additional material, including a current UHN Prospectus.

United States Commodity Funds LLC is the general partner of UHN. United States Commodity Funds LLC is also the general partner or sponsor and manager of several other commodity based exchange traded security funds. These other funds are referred to in the attached financial statements and include:

United States Oil Fund, LP	(ticker symbol: USO)	United States Brent Oil Fund, LP	(ticker symbol: BNO)
United States Natural Gas Fund, LP	(ticker symbol: UNG)	United States Commodity Index Fund	(ticker symbol: USCI)
United States 12 Month Oil Fund, LP	(ticker symbol: USL)	United States Copper Index Fund	(ticker symbol: CPER)
United States Gasoline Fund, LP	(ticker symbol: UGA)	United States Agriculture Index Fund	(ticker symbol: USAG)
United States Short Oil Fund, LP	(ticker symbol: DNO)	United States Metals Index Fund	(ticker symbol: USMI)

United States 12 Month Natural Gas Fund, LP (ticker symbol: UNL)

Information about these other funds is contained within the Annual Report as well as in the current UHN Prospectus. Investors in UHN who wish to receive additional information about these other funds may do so by going to their respective websites.* The websites may be found at:

www.unitedstatesoilfund.com	www.unitedstatesbrentoilfund.com
www.unitedstatesnaturalgasfund.com	www.unitedstatescommodityindexfund.com
www.unitedstates12monthoilfund.com	www.unitedstatescopperindexfund.com
www.unitedstatesgasolinefund.com	www.unitedstatesagricultureindexfund.com
www.unitedstatesshortoilfund.com	www.unitedstatesmetalsindexfund.com

www.unitedstates12monthnaturalgasfund.com

You may also call United States Commodity Funds LLC at 1-800-920-0259 to request additional information.

Thank you for your continued interest in UHN.

Regards,

/s/ Nicholas Gerber

Nicholas Gerber

President and CEO

United States Commodity Funds LLC

* This letter is not an offer to buy or sell securities. Investment in any of these other funds is only made by prospectus. Please consult the relevant prospectus for a description of the risks and expenses involved in any such investment.

PRIVACY POLICY OF

UNITED STATES COMMODITY FUNDS LLC

AS GENERAL PARTNER OF:

UNITED STATES OIL FUND, LP

UNITED STATES NATURAL GAS FUND, LP

UNITED STATES 12 MONTH OIL FUND, LP

UNITED STATES 12 MONTH NATURAL GAS FUND, LP

UNITED STATES GASOLINE FUND, LP

UNITED STATES DIESEL-HEATING OIL FUND, LP (FORMERLY, UNITED STATES HEATING OIL FUND, LP)

UNITED STATES SHORT OIL FUND, LP

UNITED STATES BRENT OIL FUND, LP

AS SPONSOR OF UNITED STATES COMMODITY INDEX FUNDS TRUST AND THE FOLLOWING SERIES THEREIN:

UNITED STATES COMMODITY INDEX FUND

UNITED STATES COPPER INDEX FUND

UNITED STATES AGRICULTURE INDEX FUND

UNITED STATES METALS INDEX FUND

AS SPONSOR OF THE UNITED STATES COMMODITY FUNDS TRUST I AND THE FOLLOWING SERIES THEREIN:

UNITED STATES SUGAR FUND

UNITED STATES GASOIL FUND

UNITED STATES NATURAL GAS DOUBLE INVERSE FUND

UNITED STATES ASIAN COMMODITIES BASKET FUND

AND AS SPONSOR OF THE UNITED STATES CURRENCY FUNDS TRUST AND THE FOLLOWING SERIES THEREIN:

US GOLDEN CURRENCY FUND

This privacy policy explains the policies of United States Commodity Funds LLC (the “Company”), a commodity pool operator registered with the Commodity Futures Trading Commission, and (i) the statutory trusts for which the Company acts as sponsor, United States Commodity Index Funds Trust (the “Index Funds Trust”), and United States Commodity Funds Trust I (“Trust I”) and United States Currency Funds Trust (the “Currency Funds Trust” and together with the “Index Funds Trust” and “Trust I”, the “Trusts”) and (ii) each of the funds for which the Company serves as the general partner or series within the Trusts for which the Company serves as sponsor (each a “Fund” and together, the “Funds”) each as referenced above relating to the collection, maintenance and use of nonpublic personal information about the Funds’ investors, as required under federal legislation. This privacy policy applies to the nonpublic personal information of investors who are individuals and who obtain financial products or services primarily for personal, family or household purposes.

Collection of Investor Information

Units of the Funds are registered in the name of Cede & Co., as nominee for the Depository Trust Company. However, the Company may collect or have access to personal information about Fund investors for certain purposes relating to the operation of the Funds, including for the distribution of certain required tax reports to investors. This information may include information received from investors and information about investors’ holdings and transactions in units of the Funds.

Disclosure of Nonpublic Personal Information

The Company does not sell or rent investor information. The Company does not disclose nonpublic personal information about Fund investors, except as required by law or as described below. Specifically, the Company may share nonpublic personal information in the following situations:

•	To service providers in connection with the administration and servicing of the Trust and the Funds, which may include attorneys, accountants, auditors and other professionals. The Company may also share information in connection with the servicing or processing of Trust and Fund transactions.

•	To respond to subpoenas, court orders, judicial process or regulatory authorities;

•	To protect against fraud, unauthorized transactions (such as money laundering), claims or other liabilities; and

•	Upon consent of an investor to release such information, including authorization to disclose such information to persons acting in a fiduciary or representative capacity on behalf of the investor.

Fund investors have no right to opt out of the Company’s disclosure of non-public personal information under the circumstances described above.

Protection of Investor Information

The Company holds Fund investor information in the strictest confidence. Accordingly, the Company’s policy is to require that all employees, financial professionals and companies providing services on its behalf keep client information confidential.

The Company maintains safeguards that comply with federal standards to protect investor information. The Company restricts access to the personal and account information of investors to those employees who need to know that information in the course of their job responsibilities. Third parties with whom the Company shares investor information must agree to follow appropriate standards of security and confidentiality, which includes safeguarding such information physically, electronically and procedurally.

The Company’s privacy policy applies to both current and former investors. The Company will only disclose nonpublic personal information about a former investor to the same extent as for a current investor.

Changes to Privacy Policy

The Company may make changes to its privacy policy in the future. The Company will not make any change affecting Fund investors without first sending investors a revised privacy policy describing the change. In any case, the Company will send Fund investors a current privacy policy at least once a year as long as they continue to be Fund investors.

UNITED STATES DIESEL-HEATING OIL FUND, LP
A Delaware Limited Partnership

FINANCIAL STATEMENTS

For the years ended December 31, 2012, 2011 and 2010

AFFIRMATION OF THE COMMODITY POOL OPERATOR

To the Unitholders of the United States Diesel-Heating Oil Fund, LP:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in this Annual Report for the years ended December 31, 2012, 2011 and 2010 is accurate and complete.

By: /s/ Nicholas Gerber

Nicholas Gerber

United States Diesel-Heating Oil Fund, LP

President & CEO of United States Commodity Funds LLC

(General Partner of United States Diesel-Heating Oil Fund, LP)

5251 SOUTH QUEBEC STREET • SUITE 200

GREENWOOD VILLAGE, COLORADO 80111

TELEPHONE: (303) 753-1959

FAX: (303) 753-0338

www.spicerje ries.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Partners of

United States Diesel-Heating Oil Fund, LP

We have audited the accompanying statements of financial condition of United States Diesel-Heating Oil Fund, LP (the “Fund”) as of December 31, 2012 and 2011, including the schedule of investments as of December 31, 2012 and 2011, and the related statements of operations, changes in partners’ capital and cash flows for the years ended December 31, 2012, 2011 and 2010. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial state-ments based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of United States Diesel-Heating Oil Fund, LP as of December 31, 2012 and 2011, and the results of its operations and its cash flows for the years ended December 31, 2012, 2011 and 2010, in conformity with accounting principles generally accepted in the United States of America.

We also have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the Fund’s internal control over financial reporting as of December 31, 2012, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission and our report dated March 26, 2013 expressed an unqualified opinion on the Fund’s internal control over financial reporting.

Greenwood Village, Colorado

March 26, 2013

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United States Diesel-Heating Oil Fund, LP
Statements of Financial Condition
At December 31, 2012 and 2011

	2012	2011
Assets
Cash and cash equivalents (Notes 2 and 5)	$5,938,635	$8,629,549
Equity in UBS Securities LLC trading accounts:
Cash and cash equivalents	433,948	644,438
Unrealized gain on open commodity futures contracts	173,628	348,096
Receivable from General Partner (Note 3)	87,974	132,085
Dividend receivable	83	46
Interest receivable	-	5
Other assets	223,737	231,016

Total assets	$6,858,005	$9,985,235

Liabilities and Partners' Capital
Professional fees payable	$100,211	$142,175
General Partner management fees payable (Note 3)	3,388	5,022
Brokerage commissions payable	177	171
Other liabilities	446	559

Total liabilities	104,222	147,927

Commitments and Contingencies (Notes 3, 4 and 5)

Partners' Capital
General Partner	-	-
Limited Partners	6,753,783	9,837,308
Total Partners' Capital	6,753,783	9,837,308

Total liabilities and partners' capital	$6,858,005	$9,985,235

Limited Partners' units outstanding	200,000	300,000
Net asset value per unit	$33.77	$32.79
Market value per unit	$33.73	$32.87

See accompanying notes to financial statements.

United States Diesel-Heating Oil Fund, LP
Schedule of Investments

At December 31, 2012

Unrealized
Gain
		on Open	% of
	Number of	Commodity	Partners'
	Contracts	Contracts	Capital
Open Futures Contracts - Long
United States Contracts
NYMEX Heating Oil Futures HO February 2013 contracts, expiring January 2013	53	$173,628	2.57

	Principal	Market
	Amount	Value
Cash Equivalents
United States Treasury Obligation
U.S. Treasury Bill, 0.10%, 1/17/2013	$300,000	$299,987	4.44

United States - Money Market Funds
Fidelity Institutional Government Portfolio - Class I	1,400,158	1,400,158	20.73
Morgan Stanley Institutional Liquidity Fund - Government Portfolio	1,801,936	1,801,936	26.68
Total Money Market Funds		3,202,094	47.41
Total Cash Equivalents		$3,502,081	51.85

See accompanying notes to financial statements.

United States Diesel-Heating Oil Fund, LP
Schedule of Investments

At December 31, 2011

Unrealized
Gain
		on Open	% of
	Number of	Commodity	Partners'
	Contracts	Contracts	Capital
Open Futures Contracts - Long
United States Contracts
NYMEX Heating Oil Futures HO February 2012 contracts, expiring January 2012	80	$348,096	3.54

	Principal	Market
	Amount	Value
Cash Equivalents
United States Treasury Obligation
U.S. Treasury Bill, 0.03%, 6/21/2012	$730,000	$729,895	7.42

United States - Money Market Funds
Fidelity Institutional Government Portfolio - Class I	17	17	0.00
Morgan Stanley Institutional Liquidity Fund - Government Portfolio	1,801,128	1,801,128	18.31
Total Money Market Funds		1,801,145	18.31
Total Cash Equivalents		$2,531,040	25.73

See accompanying notes to financial statements.

United States Diesel-Heating Oil Fund, LP
Statements of Operations

For the years ended December 31, 2012, 2011 and 2010

	Year ended	Year ended	Year ended
	December 31, 2012	December 31, 2011	December 31, 2010
Income
Gain (loss) on trading of commodity futures contracts:
Realized gain on closed positions	$378,349	$1,037,887	$1,341,182
Change in unrealized gain (loss) on open positions	(174,468)	80,438	(820,554)
Dividend income	986	1,194	3,623
Interest income	1,424	644	589
Other income	350	2,350	4,000

Total income	206,641	1,122,513	528,840

Expenses
Professional fees	100,210	142,175	199,658
General Partner management fees (Note 3)	48,937	52,803	66,760
Brokerage commissions	5,226	5,568	9,950
Other expenses	10,058	10,722	7,084

Total expenses	164,431	211,268	283,452

Expense waiver (Note 3)	(87,974)	(132,085)	(182,968)

Net expenses	76,457	79,183	100,484

Net income	$130,184	$1,043,330	$428,356
Net income per limited partnership unit	$0.98	$2.97	$2.28
Net income per weighted average limited partnership unit	$0.54	$4.01	$1.03
Weighted average limited partnership units outstanding	239,071	260,274	417,260

See accompanying notes to financial statements.

United States Diesel-Heating Oil Fund, LP

Statements of Changes in Partners’ Capital

For the years ended December 31, 2012, 2011 and 2010

	General Partner	Limited Partners	Total

Balances, at December 31, 2009	$-	$16,525,095	$16,525,095
Addition of 100,000 partnership units	-	2,746,590	2,746,590
Redemption of 300,000 partnership units	-	(7,771,832)	(7,771,832)
Net income	-	428,356	428,356

Balances, at December 31, 2010	-	11,928,209	11,928,209
Addition of 100,000 partnership units	-	3,359,246	3,359,246
Redemption of 200,000 partnership units	-	(6,493,477)	(6,493,477)
Net income	-	1,043,330	1,043,330

Balances, at December 31, 2011	-	9,837,308	9,837,308
Redemption of 100,000 partnership units	-	(3,213,709)	(3,213,709)
Net income	-	130,184	130,184

Balances, at December 31, 2012	$-	$6,753,783	$6,753,783

Net Asset Value Per Unit:
At December 31, 2009			$27.54
At December 31, 2010			$29.82
At December 31, 2011			$32.79
At December 31, 2012			$33.77

See accompanying notes to financial statements.

United States Diesel-Heating Oil Fund, LP
Statements of Cash Flows

For the years ended December 31, 2012, 2011 and 2010

	Year ended	Year ended	Year ended
	December 31,	December 31,	December 31,
	2012	2011	2010
Cash Flows from Operating Activities:
Net income	$130,184	$1,043,330	$428,356
Adjustments to reconcile net income to net cash provided by operating activities:
Decrease in commodity futures trading account - cash and cash equivalents	210,490	395,558	716,731
Unrealized (gain) loss on futures contracts	174,468	(80,438)	820,554
Decrease in receivable from General Partner	44,111	50,883	28,559
(Increase) decrease in dividend receivable	(37)	267	345
(Increase) decrease in interest receivable	5	(5)	-
(Increase) decrease in other assets	7,279	7,516	(56,833)
Decrease in professional fees payable	(41,964)	(57,483)	(26,092)
Decrease in General Partner management fees payable	(1,634)	(943)	(2,045)
Increase (decrease) in brokerage commissions payable	6	(200)	(304)
Decrease in other liabilities	(113)	(238)	(292)
Net cash provided by operating activities	522,795	1,358,247	1,908,979

Cash Flows from Financing Activities:
Addition of partnership units	-	3,359,246	2,746,590
Redemption of partnership units	(3,213,709)	(6,493,477)	(7,771,832)
Net cash used in financing activities	(3,213,709)	(3,134,231)	(5,025,242)

Net Decrease in Cash and Cash Equivalents	(2,690,914)	(1,775,984)	(3,116,263)

Cash and Cash Equivalents, beginning of year	8,629,549	10,405,533	13,521,796
Cash and Cash Equivalents, end of year	$5,938,635	$8,629,549	$10,405,533

See accompanying notes to financial statements.

United States Diesel-Heating Oil Fund, LP
Notes to Financial Statements

For the years ended December 31, 2012, 2011 and 2010

NOTE 1 - ORGANIZATION AND BUSINESS

The United States Diesel-Heating Oil Fund, LP (formerly, the United States Heating Oil Fund, LP (“USDHO”) was organized as a limited partnership under the laws of the state of Delaware on April 13, 2007. USDHO is a commodity pool that issues limited partnership units (“units”) that may be purchased and sold on the NYSE Arca, Inc. (the “NYSE Arca”). Prior to November 25, 2008, USDHO’s units traded on the American Stock Exchange (the “AMEX”). USDHO will continue in perpetuity, unless terminated sooner upon the occurrence of one or more events as described in its Second Amended and Restated Agreement of Limited Partnership dated as of March 1, 2013 (the “LP Agreement”). The investment objective of USDHO is for the daily changes in percentage terms of its units’ per unit net asset value (“NAV”) to reflect the daily changes in percentage terms of the spot price of diesel-heating oil (also known as No. 2 fuel oil) for delivery to the New York harbor, as measured by the daily changes in the price of the futures contract for diesel-heating oil traded on the New York Mercantile Exchange (the “NYMEX”) that is the near month contract to expire, except when the near month contract is within two weeks of expiration, in which case the futures contract will be the next month contract to expire (the “Benchmark Futures Contract”), less USDHO’s expenses. It is not the intent of USDHO to be operated in a fashion such that the per unit NAV will equal, in dollar terms, the spot price of heating oil or any particular futures contract based on heating oil. It is not the intent of USDHO to be operated in a fashion such that its per unit NAV will reflect the percentage change of the price of any particular futures contract as measured over a time period greater than one day. United States Commodity Funds LLC (“USCF”), the general partner of USDHO, believes that it is not practical to manage the portfolio to achieve such an investment goal when investing in Futures Contracts (as defined below) and Other Diesel-Heating Oil- Related Investments (as defined below). USDHO accomplishes its objective through investments in futures contracts for heating oil, crude oil, gasoline, natural gas and other petroleum-based fuels that are traded on the NYMEX, ICE Futures or other U.S. and foreign exchanges (collectively, “Futures Contracts”) and other Diesel-Heating Oil-Related Investments such as cash-settled options on Futures Contracts, forward contracts for diesel-heating oil and over-the-counter transactions that are based on the price of diesel-heating oil, crude oil and other petroleum-based fuels, Futures Contracts and indices based on the foregoing (collectively, “Other Diesel-Heating Oil-Related Investments”). As of December 31, 2012, USDHO held 53 Futures Contracts for heating oil traded on the NYMEX.

Prior to August 1, 2012, USDHO was known as United States Heating Oil Fund, LP. USCF believes that, historically, the heating oil futures contract has been used by both industry and financial participants as a way to hedge or invest in exposure to diesel fuel due to the close physical similarities between the two products. The New York Mercantile Exchange (the “NYMEX”) announced in April 2012 changes to the physical specifications of the heating oil contract which involves the reduction in the allowable amount of sulfur in heating oil down to the levels found in diesel fuel. In doing so, the NYMEX specifically referenced the desire to make the heating oil contract a “……dual-use price benchmark for both the heating oil and on-road diesel markets.” Aside from the change of the name and designated CUSIP number effective August 1, 2012, no other change was made to the Fund.

USDHO commenced investment operations on April 9, 2008 and has a fiscal year ending on December 31. USCF is responsible for the management of USDHO. USCF is a member of the National Futures Association (the “NFA”) and became a commodity pool operator registered with the Commodity Futures Trading Commission (the “CFTC”) effective December 1, 2005. USCF is also the general partner of the United States Oil Fund, LP (“USOF”), the United States Natural Gas Fund, LP (“USNG”), the United States 12 Month Oil Fund, LP (“US12OF”) and the United States Gasoline Fund, LP (“UGA”), which listed their limited partnership units on the AMEX under the ticker symbols ”USO” on April 10, 2006, “UNG” on April 18, 2007, “USL” on December 6, 2007 and “UGA” on February 26, 2008, respectively. As a result of the acquisition of the AMEX by NYSE Euronext, each of USOF’s, USNG’s, US12OF’s and UGA’s units commenced trading on the NYSE Arca on November 25, 2008. USCF is also the general partner of the United States Short Oil Fund, LP (“USSO”), the United States 12 Month Natural Gas Fund, LP (“US12NG”) and the United States Brent Oil Fund, LP (“USBO”), which listed their limited partnership units on the NYSE Arca under the ticker symbols “DNO” on September 24, 2009, “UNL” on November 18, 2009 and “BNO” on June 2, 2010, respectively. USCF is also the sponsor of the United States Commodity Index Fund (“USCI”), the United States Copper Index Fund (“CPER”), the United States Agriculture Index Fund (“USAG”) and the United States Metals Index Fund (“USMI”), each a series of the United States Commodity Index Funds Trust. USCI, CPER, USAG and USMI listed their units on the NYSE Arca under the ticker symbol “USCI” on August 10, 2010 and “CPER” on November 15, 2011, “USAG” on April 13, 2012 and “USMI” on June 19, 2012, respectively. All funds listed previously are referred to collectively herein as the “Related Public Funds.” USCF has also filed registration statements to register units of the United States Sugar Fund (“USSF”), the United States Natural Gas Double Inverse Fund (“UNGD”), the United States Gasoil Fund (“USGO”) and the United States Asian Commodities Basket Fund (“UAC”), each a series of the United States Commodity Funds Trust I and the US Golden Currency Fund (“HARD”), a series of the United States Currency Funds Trust.

Effective February 29, 2012, USDHO issues units to certain authorized purchasers (“Authorized Purchasers”) by offering baskets consisting of 50,000 units (“Creation Baskets”) through ALPS Distributors, Inc., as the marketing agent (the “Marketing Agent”). Prior to February 29, 2012, USDHO issued units to Authorized Purchasers by offering baskets consisting of 100,000 units through the Marketing Agent. The purchase price for a Creation Basket is based upon the NAV of a unit calculated shortly after the close of the core trading session on the NYSE Arca on the day the order to create the basket is properly received.

From July 1, 2011 through December 31, 2012 (and continuing through at least May 1, 2013), the applicable transaction fee paid by Authorized Purchasers is $350 to USDHO for each order they place to create or redeem one or more baskets (“Redemption Baskets”); prior to July 1, 2011, this fee was $1,000. Units may be purchased or sold on a nationally recognized securities exchange in smaller increments than a Creation Basket or Redemption Basket. Units purchased or sold on a nationally recognized securities exchange are not purchased or sold at the per unit NAV of USDHO but rather at market prices quoted on such exchange.

In April 2008, USDHO initially registered 10,000,000 units on Form S-1 with the U.S. Securities and Exchange Commission (the “SEC”). On April 9, 2008, USDHO listed its units on the AMEX under the ticker symbol “UHN”. On that day, USDHO established its initial per unit NAV by setting the price at $50.00 and issued 200,000 units in exchange for $10,000,000. USDHO also commenced investment operations on April 9, 2008 by purchasing Futures Contracts traded on the NYMEX based on heating oil. As of December 31, 2012, USDHO had registered a total of 60,000,000 units.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

Commodity futures contracts, forward contracts, physical commodities, and related options are recorded on the trade date. All such transactions are recorded on the identified cost basis and marked to market daily. Unrealized gains or losses on open contracts are reflected in the statements of financial condition and represent the difference between the original contract amount and the market value (as determined by exchange settlement prices for futures contracts and related options and cash dealer prices at a predetermined time for forward contracts, physical commodities, and their related options) as of the last business day of the year or as of the last date of the financial statements. Changes in the unrealized gains or losses between periods are reflected in the statements of operations. USDHO earns interest on its assets denominated in U.S. dollars on deposit with the FCM at the overnight Federal Funds Rate less 32 basis points. In addition, USDHO earns income on funds held at the custodian or FCM at prevailing market rates earned on such investments.

Brokerage Commissions

Brokerage commissions on all open commodity futures contracts are accrued on a full-turn basis.

Income Taxes

USDHO is not subject to federal income taxes; each partner reports his/her allocable share of income, gain, loss deductions or credits on his/her own income tax return.

In accordance with accounting principles generally accepted in the United States of America (“GAAP”), USDHO is required to determine whether a tax position is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any tax related appeals or litigation processes, based on the technical merits of the position. USDHO files an income tax return in the U.S. federal jurisdiction, and may file income tax returns in various U.S. states. USDHO is not subject to income tax return examinations by major taxing authorities for years before 2009. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. De-recognition of a tax benefit previously recognized results in USDHO recording a tax liability that reduces net assets. However, USDHO’s conclusions regarding this policy may be subject to review and adjustment at a later date based on factors including, but not limited to, on-going analysis of and changes to tax laws, regulations and interpretations thereof. USDHO recognizes interest accrued related to unrecognized tax benefits and penalties related to unrecognized tax benefits in income tax fees payable, if assessed. No interest expense or penalties have been recognized as of and for the year ended December 31, 2012.

Creations and Redemptions

Effective February 29, 2012, Authorized Purchasers may purchase Creation Baskets or redeem Redemption Baskets only in blocks of 50,000 units at a price equal to the NAV of the units calculated shortly after the close of the core trading session on the NYSE Arca on the day the order is placed. Prior to February 29, 2012, Authorized Purchasers could only purchase Creation Baskets or redeem Redemption Baskets in blocks of 100,000 units.

USDHO receives or pays the proceeds from units sold or redeemed within three business days after the trade date of the purchase or redemption. The amounts due from Authorized Purchasers are reflected in USDHO’s statements of financial condition as receivable for units sold, and amounts payable to Authorized Purchasers upon redemption are reflected as payable for units redeemed.

Partnership Capital and Allocation of Partnership Income and Losses

Profit or loss shall be allocated among the partners of USDHO in proportion to the number of units each partner holds as of the close of each month. USCF may revise, alter or otherwise modify this method of allocation as described in the LP Agreement.

Calculation of Per Unit Net Asset Value

USDHO’s per unit NAV is calculated on each NYSE Arca trading day by taking the current market value of its total assets, subtracting any liabilities and dividing that amount by the total number of units outstanding. USDHO uses the closing price for the contracts on the relevant exchange on that day to determine the value of contracts held on such exchange.

Net Income (Loss) Per Unit

Net income (loss) per unit is the difference between the per unit NAV at the beginning of each period and at the end of each period. The weighted average number of units outstanding was computed for purposes of disclosing net income (loss) per weighted average unit. The weighted average units are equal to the number of units outstanding at the end of the period, adjusted proportionately for units added and redeemed based on the amount of time the units were outstanding during such period. There were no units held by USCF at December 31, 2012.

Offering Costs

Offering costs incurred in connection with the registration of additional units after the initial registration of units are borne by USDHO. These costs include registration fees paid to regulatory agencies and all legal, accounting, printing and other expenses associated with such offerings. These costs are accounted for as a deferred charge and thereafter amortized to expense over twelve months on a straight-line basis or a shorter period if warranted.

Cash Equivalents

Cash equivalents include money market funds and overnight deposits or time deposits with original maturity dates of six months or less.

Reclassification

Certain amounts in the accompanying financial statements were reclassified to conform to the current presentation.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires USCF to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of the revenue and expenses during the reporting period. Actual results may differ from those estimates and assumptions.

NOTE 3 - FEES PAID BY THE FUND AND RELATED PARTY TRANSACTIONS

USCF Management Fee

Under the LP Agreement, USCF is responsible for investing the assets of USDHO in accordance with the objectives and policies of USDHO. In addition, USCF has arranged for one or more third parties to provide administrative, custody, accounting, transfer agency and other necessary services to USDHO. For these services, USDHO is contractually obligated to pay USCF a fee, which is paid monthly, equal to 0.60% per annum of average daily net assets.

Ongoing Registration Fees and Other Offering Expenses

USDHO pays all costs and expenses associated with the ongoing registration of its units subsequent to the initial offering. These costs include registration or other fees paid to regulatory agencies in connection with the offer and sale of units, and all legal, accounting, printing and other expenses associated with such offer and sale. For the years ended December 31, 2012, 2011 and 2010, USDHO incurred $7,320, $7,300 and $1,571, respectively, in registration fees and other offering expenses.

Directors’ Fees and Expenses

USDHO is responsible for paying its portion of the directors’ and officers’ liability insurance for USDHO and the Related Public Funds and the fees and expenses of the independent directors who also serve as audit committee members of USDHO and the Related Public Funds organized as limited partnerships and, as of July 8, 2011, the Related Public Funds organized as a series of a Delaware statutory trust. USDHO shares the fees and expenses on a pro rata basis with each Related Public Fund, as described above, based on the relative assets of each fund computed on a daily basis. These fees and expenses for the year ended December 31, 2012 were $540,586 for USDHO and the Related Public Funds. USDHO’s portion of such fees and expenses for the year ended December 31, 2012 was $1,514. These fees and expenses for the years ended December 31, 2011 and 2010 were $607,582 and $1,107,140, respectively, for USDHO and the Related Public Funds, other than USCI, CPER, USAG and USMI. USDHO’s portion of such fees and expenses for the years ended December 31, 2012 was $1,382 and 2,864, respectively. Effective as of April 1, 2010, USDHO became responsible for paying its portion of any payments that may become due to the independent directors pursuant to the deferred compensation agreements entered into between the independent directors, USCF, USDHO and the Related Public Funds.

Licensing Fees

As discussed in Note 4 below, USDHO entered into a licensing agreement with the NYMEX on May 30, 2007, as amended on October 20, 2011. Pursuant to the agreement, up through October 19, 2011, USDHO and the Related Public Funds, other than USBO, USCI, CPER, USAG and USMI, paid a licensing fee that was equal to 0.04% for the first $1,000,000,000 of combined net assets of the funds and 0.02% for combined net assets above $1,000,000,000. On and after October 20, 2011, USDHO and the Related Public Funds, other than USBO, USCI, CPER, USAG and USMI, pay a licensing fee that is equal to 0.015% on all net assets. During the years ended December 31, 2012, 2011 and 2010, USDHO incurred $1,223, $2,040 and $2,648, respectively, under this arrangement.

Investor Tax Reporting Cost

The fees and expenses associated with USDHO’s audit expenses and tax accounting and reporting requirements are paid by USDHO. These costs were approximately $50,000, $45,000 and $145,000, respectively, for the years ended December 31, 2012, 2011 and 2010.

Other Expenses and Fees and Expense Waivers

In addition to the fees described above, USDHO pays all brokerage fees and other expenses in connection with the operation of USDHO, excluding costs and expenses paid by USCF as outlined in Note 4 below. USCF has voluntarily agreed to pay certain expenses typically borne by USDHO, to the extent that such expenses exceed 0.15% (15 basis points) of USDHO’s NAV, on an annualized basis, through at least June 30, 2013. USCF has no obligation to continue such payments into subsequent periods. For the year ended December 31, 2012, USCF waived $87,974 of USDHO’s expenses. This voluntary expense waiver is in addition to those amounts USCF is contractually obligated to pay as described in Note 4.

NOTE 4 - CONTRACTS AND AGREEMENTS

USDHO is party to a marketing agent agreement, dated as of March 10, 2008, as amended from time to time, with the Marketing Agent and USCF, whereby the Marketing Agent provides certain marketing services for USDHO as outlined in the agreement. The fee of the Marketing Agent, which is borne by USCF, is equal to 0.06% on USDHO’s assets up to $3 billion and 0.04% on USDHO’s assets in excess of $3 billion.

The above fee does not include the following expenses, which are also borne by USCF: the cost of placing advertisements in various periodicals; web construction and development; or the printing and production of various marketing materials.

USDHO is also party to a custodian agreement, dated March 13, 2008, as amended from time to time, with Brown Brothers Harriman & Co. (“BBH&Co.”) and USCF, whereby BBH&Co. holds investments on behalf of USDHO. USCF pays the fees of the custodian, which are determined by the parties from time to time. In addition, USDHO is party to an administrative agency agreement, dated February 7, 2008, as amended from time to time, with USCF and BBH&Co., whereby BBH&Co. acts as the administrative agent, transfer agent and registrar for USDHO. USCF also pays the fees of BBH&Co. for its services under such agreement and such fees are determined by the parties from time to time.

Currently, USCF pays BBH&Co. for its services, in the foregoing capacities, a minimum amount of $75,000 annually for its custody, fund accounting and fund administration services rendered to USDHO and each of the Related Public Funds, as well as a $20,000 annual fee for its transfer agency services. In addition, USCF pays BBH&Co. an asset-based charge of: (a) 0.06% for the first $500 million of USDHO’s, USOF’s, USNG’s, US12OF’s, UGA’s, USSO’s, US12NG’s, USBO’s, USCI’s, USMI’s, USAG’s and CPER’s combined net assets, (b) 0.0465% for USDHO’s, USOF’s, USNG’s, US12OF’s, UGA’s, USSO’s, US12NG’s, USBO’s, USCI’s, CPER’s, USAG/s and USMI’s, combined net assets greater than $500 million but less than $1 billion, and (c) 0.035% once USDHO’s, USOF’s, USNG’s, US12OF’s, UGA’s, USSO’s, US12NG’s, USBO’s, USCI’s, CPER’s, USAG’s and USMI’s, combined net assets exceed $1 billion. The annual minimum amount will not apply if the asset-based charge for all accounts in the aggregate exceeds $75,000. USCF also pays transaction fees ranging from $7 to $15 per transaction.

USDHO has entered into a brokerage agreement with UBS Securities LLC (“UBS Securities”). The agreement requires UBS Securities to provide services to USDHO in connection with the purchase and sale of Futures Contracts and Other Diesel-Heating Oil-Related Investments that may be purchased and sold by or through UBS Securities for USDHO’s account. In accordance with the agreement, UBS Securities charges USDHO commissions of approximately $7 to 15 per round-turn trade, including applicable exchange and NFA fees for Futures Contracts and options on Futures Contracts. Such fees include those incurred when purchasing Futures Contracts and options on Futures Contracts when USDHO issues units as a result of a Creation Basket, as well as fees incurred when selling Futures Contracts and options on Futures Contracts when USDHO redeems units as a result of a Redemption Basket. Such fees are also incurred when Futures Contracts and options on Futures Contracts are purchased or redeemed for the purpose of rebalancing the portfolio. USDHO also incurs commissions to brokers for the purchase and sale of Futures Contracts, Other Diesel-Heating Oil-Related Investments or short-term obligations of the United States of two years or less (“Treasuries”). During the year ended December 31, 2012, total commissions accrued to brokers amounted to $5,226. Of this amount, approximately $5,128 was a result of rebalancing costs and approximately $86 was the result of trades necessitated by creation and redemption activity. By comparison, during the year ended December 31, 2011, total commissions accrued to brokers amounted to $5,568. Of this amount, approximately $5,269 was a result of rebalancing costs and approximately $272 was the result of trades necessitated by creation and redemption activity. By comparison, during the year ended December 31, 2010, total commissions accrued to brokers amounted to $9,950. Of this amount, approximately $9,955 was a result of rebalancing costs and approximately $395 was the result of trades necessitated by creation and redemption activity. The decrease in the total commissions accrued to brokers for the year ended December 31, 2012 as compared to the year ended December 31, 2011, was primarily a result of the decrease in USDHO’s average total net assets during the year ended December 31, 2012, as compared to the year ended December 31, 2011. The decrease in the total commissions accrued to brokers for the year ended December 31, 2011 as compared to the year ended December 31, 2010 was primarily a function of decreased brokerage fees due to a lower number of Futures Contracts being held and traded as a result of the decrease in USDHO’s total net assets and the increase in the price of Futures Contracts during the year ended December 31, 2011. The decrease in total net assets required USDHO to purchase a fewer number of Futures Contracts and incur a smaller amount of brokerage commissions. As an annualized percentage of average total net assets, the figure for the year ended December 31, 2012 represents approximately 0.07% of average total net assets. By comparison, the figure for the year ended December 31, 2011 represented approximately 0.06% of average total net assets and the figure for the year ended December 31, 2010 represented approximately 0.09% of average total net assets. However, there can be no assurance that commission costs and portfolio turnover will not cause commission expenses to rise in future quarters.

USDHO and the NYMEX entered into a licensing agreement on May 30, 2007, as amended on October 20, 2011, whereby USDHO was granted a non-exclusive license to use certain of the NYMEX’s settlement prices and service marks. Under the licensing agreement, USDHO and the Related Public Funds, other than USBO, USCI, CPER, USAG and USMI, pay the NYMEX an asset-based fee for the license, the terms of which are described in Note 3. USDHO expressly disclaims any association with the NYMEX or endorsement of USDHO by the NYMEX and acknowledges that “NYMEX” and “New York Mercantile Exchange” are registered trademarks of the NYMEX.

NOTE 5 - FINANCIAL INSTRUMENTS, OFF-BALANCE SHEET RISKS AND CONTINGENCIES

USDHO engages in the trading of futures contracts and options on futures contracts (collectively, “derivatives”). USDHO is exposed to both market risk, which is the risk arising from changes in the market value of the contracts, and credit risk, which is the risk of failure by another party to perform according to the terms of a contract.

USDHO may enter into futures contracts and options on futures contracts to gain exposure to changes in the value of an underlying commodity. A futures contract obligates the seller to deliver (and the purchaser to accept) the future delivery of a specified quantity and type of a commodity at a specified time and place. Some futures contracts may call for physical delivery of the asset, while others are settled in cash. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying commodity or by making an offsetting sale or purchase of an identical futures contract on the same or linked exchange before the designated date of delivery.

The purchase and sale of futures contracts and options on futures contracts require margin deposits with a FCM. Additional deposits may be necessary for any loss on contract value. The Commodity Exchange Act requires a FCM to segregate all customer transactions and assets from the FCM’s proprietary activities.

Futures contracts involve, to varying degrees, elements of market risk (specifically commodity price risk) and exposure to loss in excess of the amount of variation margin. The face or contract amounts reflect the extent of the total exposure USDHO has in the particular classes of instruments. Additional risks associated with the use of futures contracts are an imperfect correlation between movements in the price of the futures contracts and the market value of the underlying securities and the possibility of an illiquid market for a futures contract.

All of the futures contracts held by USDHO were exchange-traded through December 31, 2012. The risks associated with exchange-traded contracts are generally perceived to be less than those associated with over-the-counter transactions since, in over-the-counter transactions, a party must rely solely on the credit of its respective individual counterparties. However, in the future, if USDHO were to enter into non-exchange traded contracts, it would be subject to the credit risk associated with counterparty non-performance. The credit risk from counterparty non-performance associated with such instruments is the net unrealized gain, if any, on the transaction. USDHO has credit risk under its futures contracts since the sole counterparty to all domestic and foreign futures contracts is the clearinghouse for the exchange on which the relevant contracts are traded. In addition, USDHO bears the risk of financial failure by the clearing broker.

USDHO’s cash and other property, such as Treasuries, deposited with a FCM are considered commingled with all other customer funds, subject to the FCM’s segregation requirements. In the event of a FCM’s insolvency, recovery may be limited to a pro rata share of segregated funds available. It is possible that the recovered amount could be less than the total of cash and other property deposited. The insolvency of a FCM could result in the complete loss of USDHO’s assets posted with that FCM; however, the majority of USDHO’s assets are held in investments in Treasuries, cash and/or cash equivalents with USDHO’s custodian and would not be impacted by the insolvency of a FCM. The failure or insolvency of USDHO’s custodian, however, could result in a substantial loss of USDHO’s assets.

USCF invests a portion of USDHO’s cash in money market funds that seek to maintain a stable per unit NAV. USDHO is exposed to any risk of loss associated with an investment in such money market funds. As of December 31, 2012 and December 31, 2011, USDHO held investments in money market funds in the amounts of $3,202,094 and $1,801,145, respectively. USCF holds cash deposits with its custodian. Pursuant to a written agreement with BBH&Co., uninvested overnight cash balances are swept to offshore branches of U.S. regulated and domiciled banks located in Toronto, Canada, London, United Kingdom, Grand Cayman, Cayman Islands and Nassau, Bahamas, which are subject to U.S. regulation and regulatory oversight. As of December 31, 2012 and December 31, 2011, USDHO held cash deposits and investments in Treasuries in the amounts of $3,170,489 and $7,472,842, respectively, with the custodian and futures commission merchant. Some or all of these amounts may be subject to loss should USDHO’s custodian and/ or futures commission merchant cease operations.

For derivatives, risks arise from changes in the market value of the contracts. Theoretically, USDHO is exposed to market risk equal to the value of futures contracts purchased and unlimited liability on such contracts sold short. As both a buyer and a seller of options, USDHO pays or receives a premium at the outset and then bears the risk of unfavorable changes in the price of the contract underlying the option.

USDHO’s policy is to continuously monitor its exposure to market and counterparty risk through the use of a variety of financial, position and credit exposure reporting controls and procedures. In addition, USDHO has a policy of requiring review of the credit standing of each broker or counterparty with which it conducts business.

The financial instruments held by USDHO are reported in its statements of financial condition at market or fair value, or at carrying amounts that approximate fair value, because of their highly liquid nature and short-term maturity.

NOTE 6 - FINANCIAL HIGHLIGHTS

The following table presents per unit performance data and other supplemental financial data for the years ended December 31, 2012, 2011 and 2010. This information has been derived from information presented in the financial statements.

	Year ended	Year ended	Year ended
	December 31, 2012	December 31, 2011	December 31, 2010
Per Unit Operating Performance:

Net asset value, beginning of year	$32.79	$29.82	$27.54
Total income (loss)	1.30	3.27	2.52
Net expenses	(0.32)	(0.30)	(0.24)
Net increase in net asset value	0.98	2.97	2.28
Net asset value, end of year	$33.77	$32.79	$29.82

Total Return	2.99%	9.96%	8.28%

Ratios to Average Net Assets
Total income (loss)	2.53%	12.76%	4.75%
Management fees	0.60%	0.60%	0.60%
Total expenses excluding management fees	1.42%	1.80%	1.95%
Expenses waived	(1.08)%	(1.50)%	(1.65)%
Net expenses excluding management fees	0.34%	0.30%	0.30%
Net income (loss)	1.59%	11.86%	3.85%

Total returns are calculated based on the change in value during the period. An individual unitholder’s total return and ratio may vary from the above total returns and ratios based on the timing of contributions to and withdrawals from USDHO.

NOTE 7 - QUARTERLY FINANCIAL DATA (Unaudited)

The following summarized (unaudited) quarterly financial information presents the results of operations and other data for three-month periods ended March 31, June 30, September 30 and December 31, 2012 and 2011.

	First	Second	Third	Fourth
	Quarter 2012	Quarter 2012	Quarter 2012	Quarter 2012
Total Income (Loss)	$907,415	$(1,419,111)	$985,335	$(266,998)
Total Expenses	41,876	38,300	38,118	46,137
Expense Waivers	(17,679)	(18,485)	(22,314)	(29,496)
Net Expenses	24,197	19,815	15,804	16,641
Net Income (Loss)	$883,218	$(1,438,926)	$969,531	$(283,639)
Net Income (Loss) per Unit	$2.95	$(5.40)	$4.85	$(1.42)

	First	Second	Third	Fourth
	Quarter 2011	Quarter 2011	Quarter 2011	Quarter 2011
Total Income (Loss)	$2,153,229	$(784,439)	$(442,921)	$196,644
Total Expenses	70,704	67,716	56,915	15,933
Expense Waivers	(45,171)	(46,426)	(40,488)	—
Net Expenses	25,533	21,290	16,427	15,933
Net Income (Loss)	$2,127,696	$(805,729)	$(459,348)	$180,711
Net Income (Loss) per Unit	$6.37	$(2.41)	$(2.29)	$1.30

NOTE 8 - FAIR VALUE OF FINANCIAL INSTRUMENTS

USDHO values its investments in accordance with Accounting Standards Codification 820 - Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurement. The changes to past practice resulting from the application of ASC 820 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurement. ASC 820 establishes a fair value hierarchy that distinguishes between: (1) market participant assumptions developed based on market data obtained from sources independent of USDHO (observable inputs) and (2) USDHO’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the ASC 820 hierarchy are as follows:

Level I - Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.

Level II - Inputs other than quoted prices included within Level I that are observable for the asset or liability, either directly or indirectly. Level II assets include the following: quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (market-corroborated inputs).

Level III - Unobservable pricing input at the measurement date for the asset or liability. Unobservable inputs shall be used to measure fair value to the extent that observable inputs are not available.

In some instances, the inputs used to measure fair value might fall within different levels of the fair value hierarchy. The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest input level that is significant to the fair value measurement in its entirety.

The following table summarizes the valuation of USDHO’s securities at December 31, 2012 using the fair value hierarchy:

At December 31, 2012	Total	Level I	Level II	Level III

Short-Term Investments	$3,502,081	$3,502,081	$—	$—
Exchange-Traded Futures Contracts United States Contracts	173,628	173,628	—	—

During the year ended December 31, 2012, there were no transfers between Level I and Level II.

The following table summarizes the valuation of USDHO’s securities at December 31, 2011 using the fair value hierarchy:

At December 31, 2011	Total	Level I	Level II	Level III

Short-Term Investments	$2,531,040	$2,531,040	$—	$—
Exchange-Traded Futures Contracts United States Contracts	348,096	348,096	—	—

During the year ended December 31, 2011, there were no transfers between Level I and Level II.

Effective January 1, 2009, USDHO adopted the provisions of Accounting Standards Codification 815 - Derivatives and Hedging, which require presentation of qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts and gains and losses on derivatives.

Fair Value of Derivative Instruments

	Statements of
	Financial	Fair Value at	Fair Value at
	Condition	December 31,	December 31,
Derivatives not Accounted for as Hedging Instruments	Location	2012	2011

Futures - Commodity Contracts	Assets	$173,628	$348,096

The Effect of Derivative Instruments on the Statements of Operations

		For the year ended		For the year ended		For the year ended
		December 31, 2012		December 31, 2011		December 31, 2010
			Change in		Change in		Change in
	Location of	Realized	Unrealized	Realized	Unrealized	Realized	Unrealized
	Gain or	Gain or	Gain or	Gain or	Gain or	Gain or	Gain or
Derivatives	(Loss) on	(Loss) on	(Loss) on	(Loss) on	(Loss) on	(Loss) on	(Loss) on
not Accounted	Derivatives	Derivatives	Derivatives	Derivatives	Derivatives	Derivatives	Derivatives
for as Hedging	Recognized	Recognized	Recognized	Recognized	Recognized	Recognized	Recognized
Instruments	in Income	in Income	in Income	in Income	in Income	in Income	in Income

Futures - Commodity Contracts	Realized gain on closed positions	$378,349		$1,037,887		$1,341,182

	Change in unrealized gain (loss) on open positions		$(174,468)		$80,438		$(820,554)

NOTE 9 - RECENT ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11, “Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities.” The amendments in ASU No. 2011-11 require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. ASU No. 2011-11 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. USCF is currently evaluating the impact ASU No. 2011-11 will have on USDHO’s financial statements.

NOTE 10 - SUBSEQUENT EVENTS

USDHO has performed an evaluation of subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

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